Orrstown Financial Services, Inc.

2022 KBW Community Bank Investor Conference

August 2-3, 2022

Cautionary Note Regarding Forward Looking Statements | Non-GAAP Disclosures

Cautionary Note Regarding Forward Looking Statements

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and is intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect the current views of Orrstown Financial Services, Inc.'s (the "Company") management with respect to, among other things, future events and the Company's financial performance. These statements are often, but not always, made through the use of words or phrases such as "may," "will", "expect", "estimate", "anticipate" or similar terms, or the negative variations of those words or comparable words of a future or forward-looking nature. Forward-looking statements are statements that include projections, predictions, expectations, estimates or beliefs about events or results, or otherwise are not statements of historical facts, many of which, by their nature, are inherently uncertain and beyond the Company's control, and include, but are not limited to, statements related to new business development, new loan opportunities, growth in the balance sheet and fee-based revenue lines of business, merger and acquisition activity, reducing risk assets and mitigating losses in the future. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements and there can be no assurances that the Company will achieve the desired level of new business development and new loans, growth in the balance sheet and fee-based revenue lines of business, successful merger and acquisition activity, continue to reduce risk assets or mitigate losses in the future. In addition to risks and uncertainties related to the COVID-19 pandemic (include those related to variants) and resulting governmental and societal responses, factors which could cause the actual results to differ from those expressed or implied by the forward-looking statements include, but are not limited to: ineffectiveness of the Company's strategic growth plan due to changes in current or future market conditions; the effects of competition and how it may impact our community banking model, including industry consolidation and development of competing financial products and services; the integration of the Company's strategic acquisitions; the inability to fully achieve expected savings, efficiencies or synergies from mergers and acquisitions, or taking longer than estimated for such savings, efficiencies and synergies to be realized; changes in laws and regulations; interest rate movements; changes in credit quality; inability to raise capital, if necessary, under favorable conditions; volatility in the securities markets; the demand for our products and services; deteriorating economic conditions; geopolitical tensions; operational risks including, but not limited to, cybersecurity incidents, fraud, natural disasters and future pandemics; expenses associated with pending litigation and legal proceedings; the failure of the Small Business Administration ("SBA") to honor its guarantee of loans issued under the Paycheck Protection Program ("PPP"); the timing of the repayment of PPP loans and the impact it has on fee recognition; our ability to convert new relationships gained through the PPP efforts to full banking relationships; and other risks and uncertainties, including those set forth under the heading "Risk Factors" in the Company's 2021 Annual Report on Form 10-K, and our Quarterly Reports on Form 10-Q under sections titles "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and in other filings made with Securities and Exchange Commission. The foregoing list of factors is not exhaustive.

If one or more events related to these or other risks or uncertainties materializes, or if the Company's underlying assumptions prove to be incorrect, actual results may differ materially from what the Company anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for the Company to predict those events or how they may affect it. In addition, the Company cannot assess the impact of each factor on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this presentation are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that the Company or persons acting on the Company's behalf may issue.

Non-GAAP Disclosures

In this presentation, we refer to tangible book value per share, fee income to operating revenue and the efficiency ratio, which are non-GAAP measures. For a reconciliation of these non-GAAP measures to GAAP results and our rationale for usage of non-GAAP measures, see the appendix to this presentation.

Orrstown Financial Services, Inc. (NASDAQ: ORRF) Overview

Financial Highlights (2022Q2)

$2.8B	$2.0B	$2.5B	3.68%
Assets	Loans	Deposits	NIM
1.25%	14.4%	60.0%	23.0%
ROAA	ROAE	Efficiency Ratio	Fee Income / Op. Revenue

Franchise Overview

- Founded in 1919
- Established track record of profitable growth since 2016
- 26 branches serving customers throughout Central and Eastern Pennsylvania and the greater Baltimore, Maryland region
- Average branch size of $95MM
- 435 Employees
- $1.6MM of Assets Under Management
- Market Cap of $280MM as of July 27, 2022


PA
Lebanon
Harrisburg
Carlisle
Lancaster
York
Chambersburg
MD
Baltimore
Annapolis
ORRF Branches
ORRF Headquarters

Financial data at or for the quarter ended June 30, 2022.

Track Record of Profitable Growth

2016
- Entered **Eastern PA market**
- Entered **Central PA market**
- Established Administrative HQ in Harrisburg, PA

2017
- Organic expansion continued in growth markets
- Opened 2 branches and 1 loan production office

2018
- Acquired **First Community Bank of Mercersburg**

First Community Bank of Mercersburg

Assets: $184MM

2019
- **Entered MD market** with acquisition of **Hamilton Bancorp**
- Added **15** commercial lenders
- Closed 3 branches

Hamilton Bancorp, Inc.

Assets: $496MM

2020
- Originated **3,200** PPP loans totaling **$468MM**
- Closed 5 branches

2021
- Originated **3,350+** PPP loans totaling **$232MM**
- **Abrigo loan origination system** installed and integrated
- Closed 6 branches and 2 loan production offices

2022
- **Momentum continues**, 2022Q2 annualized loan growth of **29%**, excluding PPP loans



ROAA 0.50%
$1.4B
ROAA 0.54%
$1.6B
ROAA 0.75%
$1.9B
ROAA 0.76%
$2.4B
ROAA 1.00%
$2.8B
ROAA 1.14%
$2.8B
ROAA 1.25%
$2.8B
2016
2017
2018
2019
2020
2021
2022Q2
Total Assets

Strong Geographically Diverse Markets


Central Region
Harrisburg / West Shore
Growth Market
PA
Southern Region
Franklin / Cumberland
Maintain and Defend
Legacy Market Share
Lebanon
Harrisburg
Carlisle
Chambersburg
Lancaster
York
Eastern Region
Lancaster / Berks
Growth Market
MD
Baltimore
Maryland Region
Greater Baltimore
Growth Market
Annapolis
ORRF Branches
ORRF Headquarters

Geographic Focus Driven by Relationship Banking Model

- ✓ Four geographic regions
- ✓ Markets connected by significant highway infrastructure
- ✓ Focus on commercial lending and deposit relationships
- ✓ Growth markets are well-positioned for continued commercial loan growth and fee income penetration

Strong Commercial Loan Growth

Loans ($ in millions)



$886
$1,016
$1,251
$1,654
$1,992
$1,989
$2,025
$284
$334
$428
$576
$450
$392
$402
$403
$190
$30
$602
$682
$823
$1,078
$1,139
$1,407
$1,593
2016
2017
2018
2019
2020
2021
2022Q2
Commercial Loans
PPP Loans
Consumer Loans

16.2%

Total Gross Loans CAGR

19.3%

Commercial Loans CAGR *

*Commercial Loans CAGR calculation excludes PPP Loans.

2022Q2 Loan Composition

Total Loans: $2.0B



Yield on Loans: 4.41%
Non-owner occupied CRE 28%
Multi-family 6%
Non-owner occupied residential 5%
Commercial & industrial 18%
PPP 1%
Residential mortgage 19%
Other 1%
Acquisition & development 8%
Owner occupied CRE 14%

43% of PPP loans were made to new clients

17% of loan growth (excl. PPP) since April 2020 was from new PPP customers

29% annualized loan growth (excl. PPP) in 2022Q2

31 commercial lenders, up from 12 in 2016

Continued Focus on Growing Core Deposits

Deposits ($ in millions)



$1,152
$299
$853
$1,220
$274
$946
$1,559
$384
$1,175
$1,876
$520
$1,356
$2,357
$396
$1,961
$2,465
$302
$2,163
$2,479
$267
$2,212
2016
2017
2018
2019
2020
2021
2022Q2
Core Deposits
Time Deposits

15.0%

Total Deposit CAGR

18.9%

Total Core Deposit CAGR

2022Q2 Deposit Composition

Total Deposits: $2.5B



Noninterest bearing 23%
Interest-bearing demand & savings 66%
Time deposits 11%
Cost of Deposits: 0.11%

287% increase in noninterest bearing deposits since 2016

89% core deposits

81% loan / deposit ratio

Diversified Revenue Streams

- $1.6 billion in Assets Under Management
- Opportunity to gain market share in growth markets
  - ✓ Wealth management and mortgage not yet to scale in growth markets
- Focus on value added fee income
- Continue to seek swap fee opportunities

23.0%

2022Q2
Fee Income / Operating Revenue

Noninterest Income ($ in millions)



$19.7
$20.4
$21.9
$28.5
$28.3
$29.2
$14.7
2016
2017
2018
2019
2020
2021
2022Q2 YTD

2022Q2 Noninterest Income Breakout



11%
17%
11%
15%
7%
40%
Wealth management
Mortgage banking
Interchange income
Service charges
Swap fees
Other income

Operational Efficiency

Our current focus is on implementing **processing efficiencies** and **optimizing results**:

- Efficiency ratio declined from **86%** for the year ended December 31, 2016 to **60%** for the quarter ended June 30, 2022
- **Technology enhancements** and **process automation initiatives** designed to further increase efficiencies and provide a better level of service both internally and externally
- Branch optimization: **14 branches** and **2 loan production offices** closed since 2019
- Deposits per branch has increased from **$50.1MM** at December 31, 2016 to **$95.3MM** at June 30, 2022

Efficiency Ratio


86%
79%
79%
79%
66%
64%
60%
2016
2017
2018
2019
2020
2021
2022Q2

Deposits per Branch ($ in millions)


1.9x
$50.1
$53.0
$50.3
$50.7
$73.7
$94.8
$95.3
2016
2017
2018
2019
2020
2021
2022Q2

Disciplined Underwriting and Risk Management

- **Conservative underwriting** approach supported by strong asset quality metrics
- Recently **tightened credit policy** on select segments
- Credit analysis for both new deals and periodic reviews includes **targeted review** of potential negative factors
- Special Mention loans fell to **$33.2 million** at June 30, 2022, down from **$43.2 million** at March 31, 2022
- Classified loans decreased by **$3.7 million**, or **16%**, to **$19.7 million** at June 30, 2022 from **$23.4 million** at March 31, 2022

Strong Historical Performance


NCOs / Avg. Loans
NPAs / Total Assets
0.52%
0.69%
0.27%
0.46%
0.37%
0.23%
0.19%
0.13%
0.10%
(0.04%)
0.02%
(0.01%)
0.00%
0.00%
2016
2017
2018
2019
2020
2021
2022Q2


Reserves / NPLs
Reserves / Total Loans
1.45%
1.27%
1.12%
0.89%
1.02%
1.07%
1.15%
181%
130%
271%
138%
196%
328%
432%
2016
2017
2018
2019
2020
2021
2022Q2

Earnings Driving Capital & Dividend Growth

Tangible Book Value per Share ("TBVPS")



$16.49
$17.99
$18.01
$19.53
$22.49
$25.62
$23.91
$16.14
$17.22
$16.73
$17.65
$19.93
$22.32
$20.23
2016
2017
2018
2019
2020
2021
2022Q2
TBVPS
Cumulative Dividends Since 2016

4.2%
TBVPS CAGR

7.0%
TBVPS incl. dividends CAGR

589,459 shares repurchased totaling **$14.3MM** in 2022

Tangible Common Equity and TCE/TA %



9.46%
9.22%
8.18%
8.32%
8.15%
8.85%
7.68%
$134
$144
$157
$196
$222
$249
$215
2016
2017
2018
2019
2020
2021
2022Q2
Tangible Common Equity ($M)
TCE / TA (%)

Dividends per Share



$0.35
$0.42
$0.51
$0.60
$0.68
$0.74
$0.76
2016
2017
2018
2019
2020
2021
2022Q2 Ann.

Significantly Enhanced Profitability Levels

Earnings Growth


Net Income ($ in millions)
Diluted EPS
$0.81
$0.98
$1.50
$1.61
$2.40
$2.96
$6.6
$8.1
$12.8
$16.9
$26.5
$32.9
$17.2
2016
2017
2018
2019
2020
2021
2022Q2 YTD

37.9%

Net Income CAGR*

29.6%

Diluted EPS CAGR*

*CAGR calculations based on 2016 to 2021 net income and diluted EPS

Return on Average Assets and Average Equity


ROAE
ROAA
4.80%
5.73%
8.56%
8.21%
11.66%
12.54%
14.42%
0.50%
0.54%
0.75%
0.76%
1.00%
1.14%
1.25%
2016
2017
2018
2019
2020
2021
2022Q2

Net Interest Income and Net Interest Margin


Net Interest Income ($ in millions)
Net Interest Margin
3.16%
3.35%
3.36%
3.43%
3.44%
3.25%
3.59%
$36.5
$43.4
$51.4
$69.3
$83.6
$87.0
$46.7
2016
2017
2018
2019
2020
2021
2022Q2 YTD

Right People, Aligned for Success

Name	Title	Banking Experience	Joined ORRF
Thomas R. Quinn, Jr.	*President & CEO*	31 years	2009
Neelesh Kalani	*EVP/Chief Financial Officer*	17 years	2020
Adam Bonanno	*EVP/Chief Operations & Tech. Officer*	22 years	2022
Barbara E. Brobst	*EVP/Chief Human Resources Officer*	39 years	1997
Robert G. Coradi	*EVP/Chief Risk Officer*	34 years	2012
Matthew Dyckman	*EVP/General Counsel*	24 years	2021
Philip E. Fague	*EVP/Trust and Wealth Management*	33 years	1988
Robert J. Fignar	*EVP/Chief Retail Officer*	35 years	2018
Jeffrey S. Gayman	*EVP/Market President*	25 years	1996
Christopher D. Holt	*EVP/Market President*	32 Years	2019
David T. Hornberger	*EVP/Market President*	35 years	2016
Zachary Khuri	*EVP/Market President*	13 years	2019
Adam L. Metz	*EVP/Chief Revenue Officer*	25 years	2016
William J. Ziegler, CPA	*EVP/Chief Credit Officer*	33 years	2021

Significant Experience

- Average **27 years** of **banking experience**, mostly from money center and large regional banks
- **Average 10 years tenure** at Orrstown
- **Mix of newer and more seasoned employees** from larger financial institutions brings **diverse** experience and viewpoints
- New CTO with wide-ranging industry experience

Investment Highlights

- ✓ Established track record of robust organic growth through focus on relationship banking
- ✓ Diverse revenue streams
- ✓ Stable, low-cost core deposit base
- ✓ Well-positioned for rising rate environment with strong core earnings growth potential
- ✓ Disciplined underwriting and risk management
- ✓ Focus on customer experience and forward-thinking investments in technology
- ✓ Track record of successfully executing acquisitions

For Additional Information

Thomas R. Quinn, Jr.
President & CEO
tquinn@orrstown.com
717-530-2602

Neil Kalani
Chief Financial Officer
nkalani@orrstown.com
717-510-7097

Robert Coradi
Chief Risk Officer
rcoradi@orrstown.com
717-709-3039

Summary Financial Overview

$ in millions (except per share data and # lenders)	12/31/2016	12/31/2017	12/31/2018	12/31/2019	12/31/2020	12/31/2021	2022Q2	Growth 1.5 Year	Growth 5.5 Years
Assets	$1,415	$1,559	$1,934	$2,383	$2,751	$2,835	$2,824	2%	13%
Total Gross Loans[1]	886	1,016	1,251	1,654	1,991	1,989	2,025	1%	16%
C&I Loans[1]	255	275	342	432	843	739	681	-13%	20%
CRE Loans	347	407	482	645	699	857	942	22%	20%
Total Commercial Loans[1]	**602**	**682**	**823**	**1,078**	**1,542**	**1,597**	**1,623**	**3%**	**20%**
Number of Commercial Lenders	12	17	17	32	32	31	31	-2%	19%
Total Deposits	**1,152**	**1,220**	**1,559**	**1,876**	**2,357**	**2,465**	**2,479**	**3%**	**15%**
Non-interest DDA	151	163	205	249	457	553	569	16%	27%
Interest DDA	449	466	565	619	884	903	924	3%	14%
Money Market & Savings	253	317	405	488	620	707	719	10%	21%
Total Core Deposits	**853**	**946**	**1,175**	**1,356**	**1,961**	**2,163**	**2,212**	**8%**	**19%**
Certificates of Deposit	299	274	384	520	396	302	267	-23%	-2%
Trading Price	$22.40	$25.25	$18.21	$22.62	$16.55	$25.20	$24.17	29%	1%
Tangible Book Value Per Share[2]	16.14	17.22	16.73	17.65	19.93	22.32	20.23	1%	4%
Diluted Earnings/Share	0.81	0.98	1.50	1.61	2.40	2.96	0.83	n/a	n/a
Dividend/Share	0.35	0.42	0.51	0.60	0.68	0.74	0.19	n/a	n/a
Market Capitalization	186	211	172	253	185	282	258	25%	6%
Efficiency Ratio[2]	86%	79%	79%	79%	66%	64%	60%	-6%	-6%

[1] - Includes PPP loans.
[2] – Non-GAAP Measure. Refer to slide 18 for the GAAP to Non-GAAP reconciliation.

Reconciliation of Non-GAAP Measures to GAAP Results

As a result of acquisitions, the Company has intangible assets consisting of goodwill and core deposit and other intangible assets.

Management believes providing certain "non-GAAP" financial information will assist investors in their understanding of the effect of acquisition activity on reported results, particularly to overcome comparability issues related to the influence of intangibles (principally goodwill) created in acquisitions. Management also believes providing certain other "non-GAAP" financial information will assist investors in their understanding of the effect on recent financial results of non-recurring charges associated with increasing operational efficiencies for the long-term.

Tangible book value per common share, fee income to operating revenue and the efficiency ratio, as used by the Company in this presentation, are determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). While we believe this information is a useful supplement to GAAP based measures presented in this presentation, readers are cautioned that this non-GAAP disclosure has limitations as an analytical tool, should not be viewed as a substitute for financial measures determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of our results and financial condition as reported under GAAP, nor are such measures necessarily comparable to non-GAAP performance measures that may be presented by other companies. This supplemental presentation should not be construed as an inference that our future results will be unaffected by similar adjustments to be determined in accordance with GAAP.

The following tables present the computation of each non-GAAP based measure shown together with its most directly comparable GAAP based measure.

GAAP to Non-GAAP Reconciliation

$ in Millions

Efficiency Ratio	6/30/2022	12/31/2021	12/31/2020	12/31/2019	12/31/2018	12/31/2017	12/31/2016
Non-interest expense (A)	**$ 18.8**	**$ 74.1**	**$ 74.1**	**$ 77.3**	**$ 57.9**	**$ 50.3**	**$ 48.1**
Net interest income (B)	24.1	87.0	83.6	69.3	52.2	43.8	36.5
Non-interest income (C)	7.2	29.2	28.3	28.5	21.0	19.9	19.7
Total revenue (B+C) = D	**$ 31.3**	**$ 116.1**	**$ 111.9**	**$ 97.8**	**$ 73.2**	**$ 63.8**	**$ 56.3**
Efficiency ratio (A / D)	**60%**	**64%**	**66%**	**79%**	**79%**	**79%**	**86%**

Tangible Book Value	6/30/2022	12/31/2021	12/31/2020	12/31/2019	12/31/2018	12/31/2017	12/31/2016
Total Shareholders' Equity	$ 237.5	$ 271.6	$ 246.2	$ 223.2	$ 173.4	$ 144.8	$ 134.9
Minus Goodwill	(18.7)	(18.7)	(18.7)	(19.9)	(12.6)	(0.8)	(0.8)
Minus Intangible Assets	(2.9)	(3.3)	(4.2)	(5.6)	(3.1)	(0.2)	(0.3)
Tangible Book Value (A)	**$ 216.0**	**$ 249.6**	**$ 223.3**	**$ 197.7**	**$ 157.7**	**$ 143.8**	**$ 133.8**
Ending Period Shares Outstanding (B)	**10.7**	**11.2**	**11.2**	**11.2**	**9.4**	**8.3**	**8.3**
Tangible Book Value / Shares Outstanding (A / B)	**$ 20.23**	**$ 22.32**	**$ 19.93**	**$ 17.65**	**$ 16.73**	**$ 17.22**	**$ 16.14**

Fee Income to Operating Revenue Ratio	6/30/2022	12/31/2021	12/31/2020	12/31/2019	12/31/2018	12/31/2017	12/31/2016
Total Fee Income (A)	**$ 7.2**	**$ 29.2**	**$ 28.3**	**$ 28.5**	**$ 21.0**	**$ 19.9**	**$ 19.4**
Net Interest Income (B)	24.1	87.0	83.6	69.3	51.2	43.8	36.9
Operating Revenue (A+B) = C	**$ 31.3**	**$ 116.1**	**$ 111.9**	**$ 97.8**	**$ 72.2**	**$ 63.8**	**$ 56.3**
Fee Income to Operating Revenue Ratio (A / C)	**23%**	**25%**	**25%**	**29%**	**29%**	**31%**	**35%**